                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________



                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 23, 1995



                              EXABYTE CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its Charter)



                                   DELAWARE
                ----------------------------------------------
                (State or other Jurisdiction of Incorporation)


             0-18033                                  84-0988566
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


    1685 38th Street, Boulder, CO                         80301
----------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)


                                (303) 447-7151
                         -----------------------------
                         Registrant's Telephone Number
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Item 5. Other Events.
        ------------


          On August 23, 1995, Exabyte Corporation (the "Company") entered into an amendment (the "Amendment") to the Rights Agreement, dated as of January 24, 1991, between the Company and First National Bank of Boston, as Rights Agent, (as so amended, the "Rights Agreement").

          The Amendment lowers the threshold for triggering the Rights from 20% to 15%, and eliminates the ten day window for redemption of the Rights once such ownership threshold has been exceeded.

          At a meeting of the Company's Board of Directors held on August 4, 1995, the Board adopted amendments to the Company's Bylaws (i) requiring advance notice of director nominations, (ii) providing that the authorized number of Directors may be increased only by the action of the Board of Directors, and
(iii) providing that special meetings of stockholders may be called only by the Company's Chairman, President, or a majority of the total number of authorized Directors.

          The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------
            c.  Exhibits.


     2.2. First Amendment to Rights Agreement, dated as of August 23, 1995, between Exabyte Corporation and First National Bank of Boston, as Rights Agent.

     4.4    Bylaw Amendments adopted on August 4, 1995.

     99.3   Form 8 - Amendment to Application or Report filed pursuant to
            Section 12, 13 or 15(d) of the Securities Exchange Act of 1934.

                                       2.
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                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EXABYTE CORPORATION



                                    By:   /s/ WILLIAM L. MARRINER
                                         -------------------------------
                                         William L. Marriner
                                           Executive Vice President
                                           Chief Financial Officer
                                           (Principal Financial Officer)



Dated:  August 23, 1995

                                       3.
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                               INDEX TO EXHIBITS
                               -----------------


    Exhibit                                                 Page
    -------                                                 ----
      2.2.     First Amendment to Rights Agreement,
               dated as of August 23, 1995, between
               Exabyte Corporation and First National
               Bank of Boston, as Rights Agent.

      4.4.     Bylaw Amendments

      99.3. Form 8 - Amendment to Application or Report filed pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934.